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                         CHASE MANHATTAN BANK USA, N.A.
                             NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-1




Section 7.3 Indenture                          Distribution Date:    10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on
       the Notes per $1,000 of the initial principal balance
       of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on
       the Notes
              Class A Note Interest Requirement                   1,302,000.00
              Class B Note Interest Requirement                     125,416.67
              Class C Note Interest Requirement                     205,500.00
                      Total                                       1,632,916.67

       Amount of the distribution allocable to the interest on
       the Notes per $1,000 of the initial principal balance
       of the Notes
              Class A Note Interest Requirement                        1.55000
              Class B Note Interest Requirement                        1.79167
              Class C Note Interest Requirement                        2.28333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                              By:
                                                     --------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President


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